UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 15, 2011

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400, Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On November 16, 2011, PRIP Pines, LLC, a Delaware limited liability company (“PRIP Pines”) and a subsidiary of Paladin Realty Income Properties, Inc. (the “Company”), entered into a joint venture with DF Pines of York, LLC, an affiliate of Drucker & Falk, LLC (“DF Pines”) to acquire Pines of York Apartments (“Pines of York”), located at 3100 Hampton Highway, Yorktown, Virginia 23693. The seller was York Associates Limited Partnership, a Virginia limited partnership, an unaffiliated third party.

The acquisition of Pines of York by the joint venture, FP-1, LLC (the “Joint Venture”), which was completed on November 16, 2011, was made pursuant to a Purchase and Sale Agreement and Escrow Instructions, dated as of July 15, 2011, between the Seller and the Joint Venture, as amended by the First Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of July 29, 2011, the Reinstatement and Second Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of August 16, 2011, the Third Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of September 12, 2011 and the Fourth Amendment to Purchase and Sale Agreement and Escrow Instructions, dated as of September 30, 2011 (collectively, the “Purchase Agreement”).

PRIP Pines committed to contribute approximately $5,474,000 to acquire a 90% interest in the Joint Venture, and DF Pines committed to contribute $608,000 to acquire the remaining 10% interest in the Joint Venture. Pursuant to the Joint Venture operating agreement, dated as of November 15, 2011, between PRIP Pines and DF Pines (the “Operating Agreement”), PRIP Pines’ investment will be treated as preferred equity, and PRIP Pines will receive a priority preferred return of 10% annually from operating cash flow, based on its contribution, before distributions are made to DF Pines. Thereafter, DF Pines will be paid distributions from annual operating cash flow until it has received a 10% return on its initial contribution. The remaining annual operating cash flow of the Joint Venture will be distributed pro rata in proportion to each member’s ownership interest.

The Operating Agreement provides for distributions of sale or refinancing proceeds, if any, as follows. First, distributions will be made to PRIP Pines and DF Pines, pro rata, as a return of invested capital. Second, proceeds will be distributed until DF Pines has earned the same internal rate of return (“IRR”) as PRIP Pines. Third, the proceeds will be distributed pro rata until PRIP Pines and DF Pines each achieve a 12% IRR. Fourth, proceeds will be distributed 80% to PRIP Pines and 20% to DF Pines until PRIP Pines has achieved a 15% IRR. Finally, the remaining proceeds will be distributed 50% to PRIP Pines and 50% to DF Pines.

The Operating Agreement also provides PRIP Pines with majority voting rights with respect to all major decisions of the Joint Venture. Drucker & Falk and DF Pines are not affiliated with the Company, PRIP Pines or any of their affiliates.

The Joint Venture acquired Pines of York from the seller for the purchase price of $20,000,000. Including funds set aside for capital projects and closing costs, the total capitalization for this investment was approximately $21,853,000, which was comprised of a mortgage loan made by Prudential Affordable Mortgage Company that was subsequently assigned to the Federal Home Loan Mortgage Corporation (“Freddie Mac”) in the amount of $15,771,000 and $6,082,000 in capital commitments. All of the $15,771,000 in loan proceeds were funded at closing. $5,282,000 of the capital commitments were funded at closing, with the remaining $800,000 to be funded in the future. Of the total amount committed, approximately $1,000,000 will be used to fund selected capital improvements in the future.

Pines of York is a Class B rental apartment community with an aggregate of 244,840 rentable square feet in its 248 units and was 96% occupied as of October 31, 2011. The Company has obtained a Phase I environmental survey and is satisfied with the environmental status of the property. In the opinion of management, the property is suitable and adequate for its intended purpose and is adequately covered by insurance.

The above descriptions of the Purchase and Sale Agreement and the Operating Agreement are qualified in their entirety by the terms of the agreements attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Joint Venture’s acquisition of Pines of York, the Joint Venture obtained a loan from the Federal Home Loan Mortgage Corporation through Prudential Affordable Mortgage Company in the amount of $15,771,000, as evidenced by a Multifamily Note dated November 15, 2011 (the “Multifamily Note”). The loan bears interest at a fixed rate of 4.46% and matures on December 1, 2021. The loan is interest only for first two years and then commences amortization of principal and interest on 30-year schedule thereafter. Except if the loan is assigned to a Real Estate Mortgage Investment Conduit, the loan is generally prepayable subject to a prepayment premium based on the remaining amount of the loan and then-current interest rates. The loan is secured by a mortgage on the property pursuant to a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, effective as of November 15, 2011 (the “Security Instrument”). In addition, the loan is separately guaranteed by David C. Falk and Wendy C. Drucker, but only upon the occurrence of certain limited events (the “Guaranty Agreements”). David C. Falk and Wendy C. Drucker are principals of Drucker & Falk. The Multifamily Note and Security Instrument were assigned to Freddie Mac pursuant to an Assignment of Security Instrument (the “Assignment”), dated November 15, 2011.

The above descriptions of the Multifamily Note, the Security Instrument, the Guaranty Agreement and the Assignment are qualified in their entirety by the terms of the agreements attached to this Current Report on Form 8-K as Exhibits 10.7, 10.8, 10.9, 10.10 and 10.11, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information

See paragraph (a) above.

(d) Exhibits

10.1	Purchase and Sale Agreement and Escrow Instructions, dated as of July 15, 2011, by and between York Associates Limited Partnership and FP-1, LLC.

10.2	First Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of July 29, 2011, by and between York Associates Limited Partnership and FP-1, LLC.

10.3	Reinstatement and Second Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of August 16, 2011, by and between York Associates Limited Partnership and FP-1, LLC.

10.4	Third Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of September 12, 2011, by and between York Associates Limited Partnership and FP-1, LLC.

10.5	Fourth Amendment to Purchase and Sale Agreement and Escrow Instructions dated as of September 30, 2011, by and between York Associates Limited Partnership and FP-1, LLC.

10.6	Operating Agreement of FP-1, LLC, dated as of November 15, 2011, by and among PRIP Pines, LLC and Drucker & Falk.

10.7	Multifamily Note effective as of November 15, 2011 made by FP-1, LLC in favor of Prudential Affordable Mortgage Company.

10.8	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing effective as of November 15, 2011, by FP-1, LLC in favor of Prudential Affordable Mortgage Company.

10.9	Guaranty of David C. Falk, dated November 15, 2011, by David C. Falk in favor of Prudential Affordable Mortgage Company.

10.10	Guaranty of Wendy C. Drucker, dated November 15, 2011, by David C. Falk in favor of Prudential Affordable Mortgage Company.

10.11	Assignment of Security Instrument, dated November 15, 2011, by Prudential Affordable Mortgage Company in favor of Federal Home Loan Mortgage Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: November 21, 2011	By:	/s/ John A. Gerson
John A. Gerson
Chief Financial Officer